Exhibit 10.3

TENTH AMENDMENT TO THIRD AMENDED, RESTATED AND CONSOLIDATED REVOLVING CREDIT AND SECURITY AGREEMENT

This Tenth Amendment to Third Amended, Restated and Consolidated Revolving Credit and Security Agreement (this “Amendment”) is made this 4th day of August, 2026 by and among GPM Investments, LLC, a Delaware limited liability company (“GPM”), GPM1, LLC, a Delaware limited liability company (“GPM1”), GPM2, LLC, a Delaware limited liability company (“GPM2”), GPM3, LLC, a Delaware limited liability company (“GPM3”), GPM4, LLC, a Delaware limited liability company (“GPM4”), GPM5, LLC, a Delaware limited liability company (“GPM5”), GPM6, LLC, a Delaware limited liability company (“GPM6”), GPM8, LLC, a Delaware limited liability company (“GPM8”), GPM9, LLC, a Delaware limited liability company (“GPM9”), GPM Southeast, LLC, a Delaware limited liability company (“GPM Southeast”), GPM Midwest, LLC, a Delaware limited liability company (“GPM Midwest”), GPM Midwest 18, LLC, a Delaware limited liability company (“GPM Midwest 18, LLC”), GPM Apple, LLC, a Delaware limited liability company (“GPM Apple”), Florida Convenience Stores, LLC, a Delaware limited liability company (“Florida Convenience Stores”), Village Pantries Merger Sub, LLC, a Delaware limited liability company (“Village Pantries Merger”), Village Pantry Specialty Holding, LLC, a Delaware limited liability company (“Village Pantry Specialty”), Marsh Village Pantries, LLC, an Indiana limited liability company (“Marsh”), Village Pantry, LLC, an Indiana limited liability company (“Village Pantry”), Mundy Realty, LLC, an Indiana limited liability company (“Mundy”), ViVa Pantry & Petro Operations, LLC, a Delaware limited liability company (“ViVa”), Village Variety Store Operations, LLC, a Delaware limited liability company (“Village Variety”), Next Door Group, LLC, a Delaware limited liability company (“Next Door Group”), Pantry Property, LLC, an Indiana limited liability company (“Pantry Property”), Next Door RE Property, LLC, a Delaware limited liability company (“Next Door RE”), Colonial Pantry Holdings, LLC, a Delaware limited liability company (“Colonial”), Admiral Real Estate I, LLC, a Delaware limited liability company (“Admiral Real Estate”), GPM Gas Mart Realty Co, LLC, a Delaware limited liability company (“GPM Gas Mart”), Pride Convenience Holdings, LLC, a Delaware limited liability company (“Pride Holdings”), Pride Management, LLC, a Delaware limited liability company (“Pride Management”), Pride Operating, LLC, a Delaware limited liability company (“Pride Operating”, and together with GPM, GPM1, GPM2, GPM3, GPM4, GPM5, GPM6, GPM8, GPM9, GPM Southeast, GPM Midwest, GPM Midwest 18, GPM Apple, Florida Convenience Stores, Village Pantries Merger, Village Pantry Specialty, Marsh, Village Pantry, Mundy, ViVa, Village Variety, Next Door Group, Pantry Property, Next Door RE, Colonial, Admiral Real Estate, GPM Gas Mart, Pride Holdings, Pride Management, Pride Operating and any other Person joined as a borrower to the Loan Agreement (as defined below) from time to time, collectively, the “Borrowers” and each a “Borrower”), the financial institutions which are now or which hereafter become a party to the Loan Agreement (collectively, the “Lenders” and each individually a “Lender”) and PNC Bank, National Association (“PNC”), as agent for the Lenders (PNC, in such capacity, the “Agent”).

BACKGROUND

A.
The Borrowers, the Lenders and Agent are parties to that certain Third Amended, Restated and Consolidated Revolving Credit and Security Agreement dated as of February 28, 2020 (as amended, restated, amended and restated or otherwise modified, renewed,

DOCPROPERTY DOCXDOCID DMS=IManage Format=<<CLT>>.<<MTR>>/<<NUM>>v.<<VER>>0

extended, replaced or substituted from time to time, the “Loan Agreement”), which reflects certain financing arrangements among them. The Loan Agreement and all other documents executed in connection therewith are collectively referred to as the “Existing Financing Agreements.” All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. In the case of a direct conflict between the provisions of the Loan Agreement and the provisions of this Amendment, the provisions hereof shall prevail.

B.
Borrowers have requested, and the Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to modify certain definitions, terms and conditions in the Loan Agreement.

NOW, THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.
Amendments to Loan Agreement. Effective upon the Effective Date (as defined herein), the Loan Agreement shall be amended as follows:
(a)
The definition of “Maximum Revolving Advance Amount” in Section 1.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Maximum Revolving Advance Amount” shall mean $130,000,000.

(b)
Schedule A to the Loan Agreement is hereby amended and restated in its entirety as indicated on Schedule A attached hereto.
2.
Security Grant. To secure the prompt payment and performance to Agent and each Lender of the Obligations, each Borrower reconfirms the prior assignment, pledge and grant pursuant to Article IV of the Loan Agreement of a continuing security interest in and Lien on all of such Borrower’s Collateral, whether now owned or existing or hereafter acquired or arising and wherever located, subject to the terms, provisions and limitations set forth in the Loan Agreement.
3.
Representations and Warranties. Each Borrower hereby:
(a)
reaffirms all representations and warranties made to Agent and the Lenders under the Loan Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct in all respects as of the date hereof as if made on and as of the date hereof, except for representations and warranties which relate exclusively to an earlier date, which shall be true and correct in all respects as of such earlier date;
(b)
reaffirms all of the covenants contained in the Loan Agreement, covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and the Lenders under the Loan Agreement of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;
(c)
represents and warrants that no Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

(d)
represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary entity action and that the officers executing this Amendment on its behalf were similarly authorized and empowered and that this Amendment does not contravene any provisions of its articles of incorporation, bylaws, certificate of formation, limited liability company agreement or other formation documents, or of any contract or agreement to which it is a party or by which any of its properties are bound; and
(e)
represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith are valid, binding and enforceable against Borrowers, as applicable, in accordance with their respective terms except as such enforceability may be limited by equitable principles or any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.
4.
Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon satisfaction of all the following conditions precedent (the “Effective Date”) (all documents, instruments and information required to be delivered hereunder shall be in form and substance satisfactory to Agent and Agent’s counsel):
(a)
Agent shall have received this Amendment fully executed by Borrowers and Guarantor;
(b)
Agent shall have received an amended and restated Revolving Credit Note fully executed by Borrowers;
(c)
Agent shall have received the executed legal opinion of Maury Bricks, Esquire, in form and substance satisfactory to Agent which shall cover such matters incident to the transactions contemplated by this Amendment, the amended and restated Revolving Credit Note, the Other Documents and related agreements as Agent may reasonably require and each Borrower hereby authorizes and directs such counsel to deliver such opinions to Agent and Lenders;
(d)
Agent shall have received a secretary’s certificate for each Borrower and Guarantor, authorizing resolutions of such Borrower and Guarantor authorizing the execution of this Amendment, and, in the case of the Borrowers, the amended and restated Revolving Credit Note and the transactions contemplated herein;
(e)
Since March 31, 2026, there shall not have occurred any event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect;
(f)
Agent shall have received payment of all fees, costs, expenses and other amounts required to be paid by Borrowers; and
(g)
Agent shall have received such other documents as Agent or counsel to Agent may reasonably request.
5.
Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for their reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

6.
Further Assurances. Borrowers hereby agree to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.
7.
Reaffirmation of Loan Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement, as amended, and all other of the Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.
8.
Confirmation of Indebtedness. Borrowers confirm and acknowledge that as of the close of business on August 3, 2026, Borrowers were indebted to Agent and Lenders for the Advances under the Loan Agreement without any deduction, defense, setoff, claim or counterclaim, of any nature, in the aggregate principal amount of $0.00 due on account of Revolving Advances and $8,609,509.00 on account of undrawn Letters of Credit, plus all fees, costs and expenses incurred to date in connection with the Loan Agreement and the Other Documents.
9.
Acknowledgment of Guarantor. By execution of this Amendment, Guarantor hereby covenants and agrees that its Second Amended, Restated and Consolidated Guaranty and Suretyship Agreement, dated December 22, 2020 (the “Guaranty Agreement”), shall remain in full force and effect and shall continue to cover the existing and future Obligations of Borrowers to Agent and Lenders.
10.
Release. Each Borrower, by its signature below, hereby acknowledges and agrees that it has no actual or potential claim or cause of action against Agent or any Lender relating to this Amendment, the Loan Agreement or any Other Document and/or the Obligations arising thereunder or related hereto or thereto, in any such case arising on or before the date hereof. As further consideration for the amendments set forth herein, each Borrower, by its signature below, hereby (i) waives and releases and forever discharges Agent, Issuer and each Lender, and the respective past, present and future officers, directors, attorneys, agents, professionals and employees of Agent, Issuer and each Lender (all collectively the “Released Parties”) from any and all claims, counterclaims and causes of action of any kind or nature whatsoever (and from any and all liability for any such claims, counterclaims and causes of action, including any such claims, counterclaims and causes of action for damages, losses or expenses of any kind), whether arising at law or in equity, that any Borrower had, may now have or may hereafter have against any one or more of the Released Parties arising out of or relating to (A) the Loan Agreement, (B) the Other Documents (including this Amendment), (C) any and all Revolving Advances made or Letters of Credit issued through the date hereof and/or any other Obligations heretofore made and/or now outstanding under the Loan Agreement or any Other Document, (D) any transactions related to any of the foregoing, or contemplated by the Loan Agreement or any Other Document (including this Amendment) and/or (E) any other action (or failure to act) taken (or, as applicable, not taken or taken only after any delay or satisfaction of any conditions) by any of the Released Parties in connection with any of the foregoing, or as contemplated by the Loan Agreement or any Other Document (including this Amendment), or in connection with the negotiation or administration of the Loan Agreement and the Other Documents (including this Amendment) and the credit facilities made available to Borrowers thereunder, in each case to the extent such claims, counterclaims and causes of action arises out of events or circumstances that occurred or existed, or which are occurring and/or existing, on or prior to the date hereof and (ii) agrees that all waivers and releases made by Borrowers pursuant to this Section and this Amendment generally are made in consideration of the agreements of Agent and Lenders set forth in this Amendment and to induce Agent and Lenders to enter into this Amendment.
11.
Miscellaneous.
(a)
Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.
(b)
Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.
(c)
Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
(d)
Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applied to contracts to be performed wholly within the Commonwealth of Pennsylvania.
(e)
Counterparts. This Amendment may be executed in any number of counterparts and by facsimile or electronic transmission (which shall bind the parties hereto), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Signatures Appear on Following Pages]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS:

GPM INVESTMENTS, LLC
GPM1, LLC
GPM2, LLC
GPM3, LLC
GPM4, LLC
GPM5, LLC
GPM6, LLC
GPM8, LLC
GPM9, LLC
GPM SOUTHEAST, LLC

GPM MIDWEST, LLC

GPM MIDWEST 18, LLC

GPM APPLE, LLC

FLORIDA CONVENIENCE STORES, LLC

VILLAGE PANTRIES MERGER SUB, LLC

VILLAGE PANTRY SPECIALTY HOLDING, LLC

MARSH VILLAGE PANTRIES, LLC

VILLAGE PANTRY, LLC

MUNDY REALTY, LLC

VIVA PANTRY & PETRO OPERATIONS, LLC

VILLAGE VARIETY STORE OPERATIONS, LLC

NEXT DOOR GROUP, LLC

PANTRY PROPERTY, LLC

NEXT DOOR RE PROPERTY, LLC

COLONIAL PANTRY HOLDINGS, LLC

ADMIRAL REAL ESTATE I, LLC

GPM GAS MART REALTY CO, LLC

PRIDE CONVENIENCE HOLDINGS, LLC

PRIDE MANAGEMENT, LLC

PRIDE OPERATING, LLC

By: /s/ Galagher Jeff Name: Galagher Jeff Title: CFO By: /s/ Maury Bricks Name: Maury Bricks Title: General Counsel

[Signature Page to TENTH Amendment to THIRD AMENDED, RESTATED AND CONSOLIDATED Revolving Credit and Security Agreement]

DOCPROPERTY DOCXDOCID DMS=IManage Format=<<CLT>>.<<MTR>>/<<NUM>>v.<<VER>>074658.01851/158643573v.4

ACKNOWLEDGED BY GUARANTOR:	ARKO CONVENIENCE STORES, LLC
By: /s/ Galagher Jeff Name: Galagher Jeff Title: CFO By: /s/ Maury Bricks Name: Maury Bricks Title: General Counsel

[Signature Page TO TENTH Amendment to THIRD AMENDED, RESTATED AND CONSOLIDATED Revolving Credit and Security Agreement]

DOCPROPERTY DOCXDOCID DMS=IManage Format=<<CLT>>.<<MTR>>/<<NUM>>v.<<VER>>074658.01851/158643573v.4

AGENT AND LENDER:	PNC BANK, NATIONAL ASSOCIATION By: /s/ Janeann Fehrle Name: Janeann Fehrle Title: Senior Vice President

[Signature Page to TENTH Amendment to THIRD AMENDED, RESTATED AND CONSOLIDATED Revolving Credit and Security Agreement]

DOCPROPERTY DOCXDOCID DMS=IManage Format=<<CLT>>.<<MTR>>/<<NUM>>v.<<VER>>074658.01851/158643573v.4

SCHEDULE A

[attached]

[Signature Page to TENTH Amendment to THIRD AMENDED, RESTATED AND CONSOLIDATED Revolving Credit and Security Agreement]

DOCPROPERTY DOCXDOCID DMS=IManage Format=<<CLT>>.<<MTR>>/<<NUM>>v.<<VER>>074658.01851/158643573v.4

Schedule A

Lender Commitments

Lender	Revolving Commitment Amount	Revolving Commitment Percentage	Total Commitment Amount	Total Commitment Percentage
PNC Bank, National Association	$130,000,000	100%	$130,000,000	100%

Total	$130,000,000	100%	$130,000,000	100%

DOCPROPERTY DOCXDOCID DMS=IManage Format=<<CLT>>.<<MTR>>/<<NUM>>v.<<VER>>074658.01851/158643573v.4